Exhibit 99.1

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

FIRST QUARTER 2010

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

May 5, 2010

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

This quarterly financial supplement reflects, for all periods presented, the classification of the results for the company’s Korean asset management operations as discontinued operations as a result of an agreement to sell these operations.

iii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		%		2009				2010
2010	2009	Change		1Q	2Q	3Q	4Q	1Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
514	175	194%	U.S. Retirement Solutions and Investment Management Division	175	564	314	215	514
144	133	8%	U.S. Individual Life and Group Insurance Division	133	243	307	210	144
496	432	15%	International Insurance and Investments Division	432	476	507	455	496
(202)	(175)	-15%	Corporate and other operations	(175)	(168)	(207)	(205)	(202)

952	565	68%	Total pre-tax adjusted operating income	565	1,115	921	675	952
253	138	83%	Income taxes, applicable to adjusted operating income	138	306	198	185	253

699	427	64%	Financial Services Businesses after-tax adjusted operating income	427	809	723	490	699

			Reconciling items:
(84)	(663)	87%	Realized investment gains (losses), net, and related charges and adjustments	(663)	(868)	(226)	44	(84)
252	145	74%	Investment gains on trading account assets supporting insurance liabilities, net	145	686	694	76	252
(320)	(45)	-611%	Change in experience-rated contractholder liabilities due to asset value changes	(45)	(347)	(458)	(49)	(320)
(7)	(32)	78%	Divested businesses	(32)	(24)	25	2,162	(7)
(36)	3	-1300%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	3	14	(92)	(2,289)	(36)

(195)	(592)	67%	Total reconciling items, before income taxes	(592)	(539)	(57)	(56)	(195)
2	(151)	101%	Income taxes, not applicable to adjusted operating income	(151)	(258)	(343)	64	2

(197)	(441)	55%	Total reconciling items, after income taxes	(441)	(281)	286	(120)	(197)

502	(14)	3686%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	(14)	528	1,009	370	502
36	5	620%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	5	(12)	81	1,483	36

538	(9)	6078%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	(9)	516	1,090	1,853	538
(26)	(11)	-136%	Earnings attributable to noncontrolling interests	(11)	17	(50)	10	(26)

512	(20)	2660%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	(20)	533	1,040	1,863	512
(2)	4	-150%	Income (loss) from discontinued operations, net of taxes	4	22	—	(65)	(2)

510	(16)	3288%	Net income (loss) of Financial Services Businesses	(16)	555	1,040	1,798	510
(26)	(11)	-136%	Less: Income (loss) attributable to noncontrolling interests	(11)	17	(50)	10	(26)

536	(5)	10820%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	(5)	538	1,090	1,788	536

11.04%	8.71%		Operating Return on Average Equity (based on adjusted operating income)	8.71%	15.33%	12.68%	8.09%	11.04%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
536	(5)		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	(5)	538	1,090	1,788	536
161	19		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	19	(375)	(8)	77	161

697	14		Consolidated net income attributable to Prudential Financial, Inc.	14	163	1,082	1,865	697

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		Earnings per share of Common Stock (diluted):
1.49	1.03	Financial Services Businesses after-tax adjusted operating income	1.03	1.87	1.57	1.06	1.49

		Reconciling items:
(0.18)	(1.57)	Realized investment gains (losses), net, and related charges and adjustments	(1.57)	(2.00)	(0.49)	0.09	(0.18)
0.53	0.34	Investment gains on trading account assets supporting insurance liabilities, net	0.34	1.58	1.49	0.16	0.53
(0.68)	(0.11)	Change in experience-rated contractholder liabilities due to asset value changes	(0.11)	(0.80)	(0.99)	(0.10)	(0.68)
(0.01)	(0.08)	Divested businesses	(0.08)	(0.06)	0.05	4.60	(0.01)
—	0.01	Difference in earnings allocated to participating unvested share-based payment awards	0.01	0.01	—	(0.03)	—

(0.34)	(1.41)	Total reconciling items, before income taxes	(1.41)	(1.27)	0.06	4.72	(0.34)
(0.01)	(0.38)	Income taxes, not applicable to adjusted operating income	(0.38)	(0.60)	(0.72)	1.86	(0.01)

(0.33)	(1.03)	Total reconciling items, after income taxes	(1.03)	(0.67)	0.78	2.86	(0.33)

1.16	—	Income from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	—	1.20	2.35	3.92	1.16
(0.01)	0.01	Income (loss) from discontinued operations, net of taxes	0.01	0.05	—	(0.14)	(0.01)

1.15	0.01	Net income of Financial Services Businesses attributable to Prudential Financial, Inc.	0.01	1.25	2.35	3.78	1.15

463.0	422.1	Weighted average number of outstanding Common shares (basic)	422.1	432.9	461.2	461.8	463.0

471.5	423.2	Weighted average number of outstanding Common shares (diluted)	423.2	434.3	464.6	470.3	471.5

10	11	Direct equity adjustments for earnings per share calculation	11	11	12	9	10

4	—	Earnings related to interest, net of tax, on exchangeable surplus notes	—	—	1	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
9	4	Financial Services Businesses after-tax adjusted operating income	4	10	8	6	9
7	—	Income from continuing operations (after-tax) of Financial Services Businesses	—	6	12	21	7

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	6,651	3,643	2,182	3,122	3,066
		Long-term debt	17,394	17,713	19,491	17,769	18,373
		Junior Subordinated Long-Term Debt	1,518	1,518	1,518	1,518	1,518

		Attributed Equity:
		Including accumulated other comprehensive income	14,349	18,681	23,239	24,154	25,721
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	20,337	22,452	23,919	25,399	25,961
		Excluding total accumulated other comprehensive income	20,238	22,194	23,338	24,728	25,318

		Total Capitalization:
		Including accumulated other comprehensive income	33,261	37,912	44,248	43,441	45,612
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	39,249	41,683	44,928	44,686	45,852
		Excluding total accumulated other comprehensive income	39,150	41,425	44,347	44,015	45,209

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	33.83	40.20	49.71	51.52	54.63
		Excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits	47.95	48.32	51.16	54.18	55.14
		Excluding total accumulated other comprehensive income	47.72	47.76	49.92	52.75	53.78

		Number of diluted shares at end of period (2)	424.1	464.7	467.5	468.8	470.8

		Common Stock Price Range (based on closing price):
60.50	35.11	High	35.11	46.00	54.63	52.82	60.50
47.02	11.29	Low	11.29	20.50	33.28	44.64	47.02
60.50	19.02	Close	19.02	37.22	49.91	49.76	60.50

		Common Stock market capitalization (1)	8,042	17,139	23,024	22,995	28,048

(1)	As of end of period.
(2)	Number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

OPERATIONS HIGHLIGHTS

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	152.7	163.5	179.9	188.4	193.3
		Retail customers	61.3	70.3	79.1	84.4	89.0
		General account	172.3	175.6	184.9	184.0	189.8

		Total Investment Management and Advisory Services	386.3	409.4	443.9	456.8	472.1
		Non-proprietary assets under management	75.1	89.3	109.4	122.3	126.8

		Total managed by U.S. Retirement Solutions and Investment Management Division	461.4	498.7	553.3	579.1	598.9
		Managed by U.S. Individual Life and Group Insurance Division	11.9	11.2	12.1	12.4	13.1
		Managed by International Insurance and Investments Division	68.4	69.7	75.5	75.8	81.3

		Total assets under management	541.7	579.6	640.9	667.3	693.3
		Client assets under administration	98.8	106.7	116.3	119.5	99.9

		Total assets under management and administration	640.5	686.3	757.2	786.8	793.2

		Assets managed or administered for customers outside of the United States at end of period	110.4	115.2	127.0	130.0	137.6

		Distribution Representatives (1):
		Prudential Agents	2,389	2,421	2,453	2,447	2,499
		International Life Planners	6,397	6,375	6,484	6,609	6,649
		Gibraltar Life Advisors	6,170	6,376	6,060	6,398	5,971

43	41	Prudential Agent productivity ($ thousands)	41	49	58	56	43

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2009				2010
2010	2009			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
3,531	3,261	8%	Premiums	3,261	3,320	3,361	3,352	3,531
860	734	17%	Policy charges and fee income	734	766	693	840	860
2,075	2,058	1%	Net investment income	2,058	2,049	2,051	2,055	2,075
889	1,914	-54%	Asset management fees, commissions and other income	1,914	167	462	509	889

7,355	7,967	-8%	Total revenues	7,967	6,302	6,567	6,756	7,355

			Benefits and Expenses (1):
3,431	3,464	-1%	Insurance and annuity benefits	3,464	2,928	3,115	3,202	3,431
883	1,086	-19%	Interest credited to policyholders’ account balances	1,086	725	831	818	883
251	247	2%	Interest expense	247	238	229	241	251
(717)	(578)	-24%	Deferral of acquisition costs	(578)	(641)	(782)	(768)	(717)
414	1,205	-66%	Amortization of acquisition costs	1,205	(70)	102	285	414
2,141	1,978	8%	General and administrative expenses	1,978	2,007	2,151	2,303	2,141

6,403	7,402	-13%	Total benefits and expenses	7,402	5,187	5,646	6,081	6,403

952	565	68%	Adjusted operating income before income taxes	565	1,115	921	675	952

			Reconciling items:
(55)	(707)	92%	Realized investment gains (losses), net, and related adjustments	(707)	(863)	(175)	120	(55)
(29)	44	-166%	Related charges	44	(5)	(51)	(76)	(29)

(84)	(663)	87%	Total realized investment gains (losses), net, and related charges and adjustments	(663)	(868)	(226)	44	(84)

252	145	74%	Investment gains on trading account assets supporting insurance liabilities, net	145	686	694	76	252
(320)	(45)	-611%	Change in experience-rated contractholder liabilities due to asset value changes	(45)	(347)	(458)	(49)	(320)
(7)	(32)	78%	Divested businesses	(32)	(24)	25	2,162	(7)
(36)	3	-1300%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	3	14	(92)	(2,289)	(36)

(195)	(592)	67%	Total reconciling items, before income taxes	(592)	(539)	(57)	(56)	(195)

757	(27)	2904%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	(27)	576	864	619	757
255	(13)	2062%	Income tax expense (benefit)	(13)	48	(145)	249	255

502	(14)	3686%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	(14)	528	1,009	370	502

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	3/31/2009	6/30/2009	9/30/2009	12/31/2009	3/31/2010

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $123,589; $123,430; $127,490; $131,727; $134,359)	116,094	119,084	128,459	132,694	136,792
Fixed maturities, held to maturity, at amortized cost (fair value $4,629; $4,938; $5,199; $5,197; $5,081)	4,661	4,935	5,141	5,120	5,016
Trading account assets supporting insurance liabilities, at fair value	13,973	14,766	15,848	16,020	16,683
Other trading account assets, at fair value	4,445	3,550	3,656	2,866	3,222
Equity securities, available for sale, at fair value (cost $3,893; $3,380; $3,390; $3,459; $3,367)	3,425	3,404	3,747	3,810	3,824
Commercial mortgage and other loans	24,069	23,961	23,616	23,021	22,557
Policy loans	4,230	4,413	4,634	4,728	4,825
Other long-term investments	4,247	4,170	4,296	4,359	4,340
Short-term investments	3,458	5,790	6,078	5,487	5,826

Total investments	178,602	184,073	195,475	198,105	203,085
Cash and cash equivalents	12,748	11,798	10,524	12,451	8,996
Accrued investment income	1,610	1,571	1,613	1,668	1,657
Deferred policy acquisition costs	12,223	12,768	13,313	13,751	13,962
Deferred income taxes, net	(462)	—	—	—	—
Other assets	18,452	19,142	19,964	15,222	15,597
Separate account assets	139,638	151,266	168,128	174,074	182,621

Total assets	362,811	380,618	409,017	415,271	425,918

Liabilities:
Future policy benefits	67,417	69,699	72,774	73,931	74,103
Policyholders’ account balances	95,033	95,680	95,766	96,078	96,082
Securities sold under agreements to repurchase	3,743	3,467	3,650	2,985	2,969
Cash collateral for loaned securities	1,966	2,233	2,573	2,323	2,380
Income taxes	773	2,213	3,935	4,665	4,563
Senior short-term debt	6,651	3,643	2,182	3,122	3,066
Senior long-term debt	17,394	17,713	19,491	17,769	18,373
Junior subordinated long-term debt	1,518	1,518	1,518	1,518	1,518
Other liabilities	13,753	13,903	15,212	14,118	14,016
Separate account liabilities	139,638	151,266	168,128	174,074	182,621

Total liabilities	347,886	361,335	385,229	390,583	399,691

Attributed Equity:
Accumulated other comprehensive income (loss)	(5,889)	(3,513)	(99)	(574)	403
Other attributed equity	20,238	22,194	23,338	24,728	25,318

Total attributed equity	14,349	18,681	23,239	24,154	25,721

Noncontrolling Interest	576	602	549	534	506

Total Equity	14,925	19,283	23,788	24,688	26,227

Total liabilities and equity	362,811	380,618	409,017	415,271	425,918

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Three Months Ended March 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,531	146	1,172	2,217	(4)
Policy charges and fee income	860	398	375	95	(8)
Net investment income	2,075	1,045	375	583	72
Asset management fees, commissions and other income	889	795	76	99	(81)

Total revenues	7,355	2,384	1,998	2,994	(21)

Benefits and Expenses (1):
Insurance and annuity benefits	3,431	335	1,323	1,770	3
Interest credited to policyholders’ account balances	883	645	126	134	(22)
Interest expense	251	22	35	1	193
Deferral of acquisition costs	(717)	(269)	(118)	(339)	9
Amortization of acquisition costs	414	148	60	215	(9)
General and administrative expenses	2,141	989	428	717	7

Total benefits and expenses	6,403	1,870	1,854	2,498	181

Adjusted operating income (loss) before income taxes	952	514	144	496	(202)

	Three Months Ended March 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Revenues (1):
Premiums	3,261	175	1,190	1,899	(3)
Policy charges and fee income	734	249	393	99	(7)
Net investment income	2,058	1,146	353	529	30
Asset management fees, commissions and other income	1,914	1,793	77	85	(41)

Total revenues	7,967	3,363	2,013	2,612	(21)

Benefits and Expenses (1):
Insurance and annuity benefits	3,464	642	1,276	1,501	45
Interest credited to policyholders’ account balances	1,086	895	119	119	(47)
Interest expense	247	25	51	1	170
Deferral of acquisition costs	(578)	(149)	(125)	(309)	5
Amortization of acquisition costs	1,205	878	136	202	(11)
General and administrative expenses	1,978	897	423	666	(8)

Total benefits and expenses	7,402	3,188	1,880	2,180	154

Adjusted operating income (loss) before income taxes	565	175	133	432	(175)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of March 31, 2010
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	203,085	85,792	29,691	77,563	10,039
Deferred policy acquisition costs	13,962	2,809	4,555	6,744	(146)
Other assets	26,250	7,792	3,419	8,663	6,376
Separate account assets	182,621	148,792	35,192	517	(1,880)

Total assets	425,918	245,185	72,857	93,487	14,389

Liabilities:
Future policy benefits	74,103	15,218	9,379	49,118	388
Policyholders’ account balances	96,082	57,647	14,959	25,077	(1,601)
Debt	22,957	2,878	5,394	598	14,087
Other liabilities	23,928	8,028	3,170	9,743	2,987
Separate account liabilities	182,621	148,792	35,192	517	(1,880)

Total liabilities	399,691	232,563	68,094	85,053	13,981

Attributed Equity:
Accumulated other comprehensive income (loss)	403	957	407	546	(1,507)
Other attributed equity	25,318	11,091	4,356	7,883	1,988

Total attributed equity	25,721	12,048	4,763	8,429	481

Noncontrolling Interest	506	574	—	5	(73)

Total Equity	26,227	12,622	4,763	8,434	408

Total liabilities and equity	425,918	245,185	72,857	93,487	14,389

	As of December 31, 2009
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance & Investments Division	Corporate and Other Operations
Assets:
Total investments	198,105	86,016	28,196	76,367	7,526
Deferred policy acquisition costs	13,751	2,722	4,550	6,627	(148)
Other assets	29,341	7,806	3,006	9,131	9,398
Separate account assets	174,074	141,330	34,100	462	(1,818)

Total assets	415,271	237,874	69,852	92,587	14,958

Liabilities:
Future policy benefits	73,931	15,335	9,122	49,079	395
Policyholders’ account balances	96,078	58,154	14,772	24,966	(1,814)
Debt	22,409	3,570	4,994	490	13,355
Other liabilities	24,091	7,747	2,646	9,567	4,131
Separate account liabilities	174,074	141,330	34,100	462	(1,818)

Total liabilities	390,583	226,136	65,634	84,564	14,249

Attributed Equity:
Accumulated other comprehensive income (loss)	(574)	532	148	281	(1,535)
Other attributed equity	24,728	10,612	4,070	7,735	2,311

Total attributed equity	24,154	11,144	4,218	8,016	776

Noncontrolling Interest	534	594	—	7	(67)

Total Equity	24,688	11,738	4,218	8,023	709

Total liabilities and equity	415,271	237,874	69,852	92,587	14,958

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of March 31, 2010				As of December 31, 2009
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	390	6,820	1,518	8,728	389	6,546	1,518	8,453
Investment related	1,390	9,157	—	10,547	1,247	7,998	—	9,245
Securities business related	880	884	—	1,764	1,015	1,283	—	2,298
Specified other businesses	406	1,512	—	1,918	471	1,513	—	1,984
Limited recourse and non-recourse borrowing	—	—	—	—	—	429	—	429

Total debt - Financial Services Businesses	3,066	18,373	1,518	22,957	3,122	17,769	1,518	22,409

Ratio of long-term and short-term capital debt to capitalization (1)				21.9%				21.6%

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	—	1,750	—	1,750	—	1,750	—	1,750

Total debt	—	1,750	—	1,750	—	1,750	—	1,750

	As of March 31, 2010				As of December 31, 2009
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (2)(3)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	7,248	1,335	145	8,728	6,973	1,335	145	8,453
Investment related	6,026	1,257	3,264	10,547	4,760	1,212	3,273	9,245
Securities business related	916	848	—	1,764	1,422	826	50	2,298
Specified other businesses	1,512	406	—	1,918	1,513	471	—	1,984
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	429	429

Total debt - Financial Services Businesses	15,702	3,846	3,409	22,957	14,668	3,844	3,897	22,409

(1)	For the purposes of calculating the ratio of capital debt to capitalization, Junior Subordinated Notes are considered 25% debt and 75% equity.
(2)	Includes Prudential Funding, LLC.
(3)	Capital debt at Prudential Insurance Co. of America includes $942 million of Surplus Notes for March 31, 2010 and $941 million for December 31, 2009.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2009				2010
2010	2009			1Q	2Q	3Q	4Q	1Q

			Revenues (1):
146	175	-17%	Premiums	175	261	118	136	146
398	249	60%	Policy charges and fee income	249	269	313	358	398
1,045	1,146	-9%	Net investment income	1,146	1,114	1,064	1,054	1,045
795	1,793	-56%	Asset management fees, commissions and other income	1,793	43	321	390	795

2,384	3,363	-29%	Total revenues	3,363	1,687	1,816	1,938	2,384

			Benefits and Expenses (1):
335	642	-48%	Insurance and annuity benefits	642	257	210	360	335
645	895	-28%	Interest credited to policyholders’ account balances	895	527	604	583	645
22	25	-12%	Interest expense	25	16	14	13	22
(269)	(149)	-81%	Deferral of acquisition costs	(149)	(217)	(347)	(310)	(269)
148	878	-83%	Amortization of acquisition costs	878	(351)	24	(3)	148
989	897	10%	General and administrative expenses	897	891	997	1,080	989

1,870	3,188	-41%	Total benefits and expenses	3,188	1,123	1,502	1,723	1,870

514	175	194%	Adjusted operating income before income taxes	175	564	314	215	514

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Three Months Ended March 31, 2010
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	146	37	109	—
Policy charges and fee income	398	345	53	—
Net investment income	1,045	224	797	24
Asset management fees, commissions and other income	795	267	173	355

Total revenues	2,384	873	1,132	379

Benefits and Expenses (1):
Insurance and annuity benefits	335	39	296	—
Interest credited to policyholders’ account balances	645	194	451	—
Interest expense	22	15	4	3
Deferral of acquisition costs	(269)	(253)	(10)	(6)
Amortization of acquisition costs	148	137	5	6
General and administrative expenses (2)	989	481	215	293

Total benefits and expenses	1,870	613	961	296

Adjusted operating income before income taxes	514	260	171	83

	Three Months Ended March 31, 2009
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	175	17	158	—
Policy charges and fee income	249	200	49	—
Net investment income	1,146	274	861	11
Asset management fees, commissions and other income	1,793	1,401	140	252

Total revenues	3,363	1,892	1,208	263

Benefits and Expenses (1):
Insurance and annuity benefits	642	304	338	—
Interest credited to policyholders’ account balances	895	407	488	—
Interest expense	25	4	12	9
Deferral of acquisition costs	(149)	(132)	(14)	(3)
Amortization of acquisition costs	878	862	12	4
General and administrative expenses (2)	897	430	213	254

Total benefits and expenses	3,188	1,875	1,049	264

Adjusted operating income (loss) before income taxes	175	17	159	(1)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	General and administrative expenses for Individual Annuities include $3 million for the three months ended March 31, 2010 and $150 million for the three months ended March 31, 2009 for the amortization, net of interest, of value of business acquired (VOBA).

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
80,519	60,007	Beginning total account value	60,007	57,942	65,099	75,611	80,519
4,867	2,108	Sales	2,108	3,378	5,829	4,802	4,867
(1,670)	(1,443)	Surrenders and withdrawals	(1,443)	(1,315)	(1,444)	(1,574)	(1,670)

3,197	665	Net sales	665	2,063	4,385	3,228	3,197
(266)	(256)	Benefit payments	(256)	(236)	(239)	(257)	(266)

2,931	409	Net flows	409	1,827	4,146	2,971	2,931
2,288	(2,269)	Change in market value, interest credited, and other (1)	(2,269)	5,566	6,650	2,273	2,288
(359)	(205)	Policy charges	(205)	(236)	(284)	(336)	(359)

85,379	57,942	Ending total account value	57,942	65,099	75,611	80,519	85,379

		Fixed Annuities:
3,452	3,295	Beginning total account value	3,295	3,263	3,221	3,213	3,452
30	55	Sales	55	41	46	37	30
(48)	(77)	Surrenders and withdrawals	(77)	(75)	(49)	(57)	(48)

(18)	(22)	Net redemptions	(22)	(34)	(3)	(20)	(18)
(57)	(43)	Benefit payments	(43)	(37)	(41)	(39)	(57)

(75)	(65)	Net flows	(65)	(71)	(44)	(59)	(75)
363	33	Interest credited and other (1)	33	30	36	298	363
(1)	—	Policy charges	—	(1)	—	—	(1)

3,739	3,263	Ending total account value	3,263	3,221	3,213	3,452	3,739

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (2):
623	465	Insurance Agents	465	531	735	664	623
1,097	344	Wirehouses	344	685	1,359	1,052	1,097
2,460	1,186	Independent Financial Planners (3)	1,186	1,850	3,138	2,470	2,460
717	168	Bank Distribution (3)	168	353	643	653	717

4,897	2,163	Total	2,163	3,419	5,875	4,839	4,897

(1)	Includes cumulative reclassifications during the first quarter of 2010 and the fourth quarter of 2009 of $267 million and $259 million, respectively, from variable annuity to fixed annuity account values to conform presentation of certain contracts in annuitization status to current reporting practices.
(2)	Amounts represent gross sales.
(3)	Sales from the bank distribution channel, previously included within sales from the independent financial planners channel, is being shown separately in order to provide a more meaningful presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
14,606	18,110	Beginning balance	18,110	18,208	16,355	15,308	14,606
604	83	Premiums and deposits	83	196	638	566	604
(364)	(386)	Surrenders and withdrawals	(386)	(356)	(411)	(369)	(364)

240	(303)	Net sales (redemptions)	(303)	(160)	227	197	240
(95)	(93)	Benefit payments	(93)	(83)	(88)	(85)	(95)

145	(396)	Net flows	(396)	(243)	139	112	145
137	156	Interest credited and other	156	129	141	130	137
(697)	338	Net transfers (to) from separate account	338	(1,738)	(1,327)	(944)	(697)
(1)	—	Policy charges	—	(1)	—	—	(1)

14,190	18,208	Ending balance	18,208	16,355	15,308	14,606	14,190

		Account Values in Separate Account:
69,365	45,192	Beginning balance	45,192	42,997	51,965	63,516	69,365
4,293	2,080	Premiums and deposits	2,080	3,223	5,237	4,273	4,293
(1,354)	(1,134)	Surrenders and withdrawals	(1,134)	(1,034)	(1,082)	(1,262)	(1,354)

2,939	946	Net sales	946	2,189	4,155	3,011	2,939
(228)	(206)	Benefit payments	(206)	(190)	(192)	(211)	(228)

2,711	740	Net flows	740	1,999	3,963	2,800	2,711
2,514	(2,392)	Change in market value, interest credited and other	(2,392)	5,467	6,545	2,441	2,514
697	(338)	Net transfers (to) from general account	(338)	1,738	1,327	944	697
(359)	(205)	Policy charges	(205)	(236)	(284)	(336)	(359)

74,928	42,997	Ending balance	42,997	51,965	63,516	69,365	74,928

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2009				2010
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	9,793	9,951	10,023	9,952	9,906
Guaranteed minimum withdrawal benefits	1,198	1,312	1,420	1,412	1,402
Guaranteed minimum income benefits	3,750	4,184	4,613	4,677	4,693
Guaranteed minimum withdrawal & income benefits	18,470	23,249	31,416	36,430	41,511

Total	33,211	38,696	47,472	52,471	57,512

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	19,124	22,935	30,116	34,901	39,786
Account Values without Auto-Rebalancing Feature	14,087	15,761	17,356	17,570	17,726

Total	33,211	38,696	47,472	52,471	57,512

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,514	1,250	1,129	1,061	1,104
Net Amount at Risk without Auto-Rebalancing Feature	5,917	4,286	2,895	2,785	2,479

Total	7,431	5,536	4,024	3,846	3,583

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2009				2010
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	34,313	39,124	46,881	51,106	55,441
Net amount at risk	7,433	5,138	3,219	2,707	2,160
Minimum return, anniversary contract value, or maximum contract value:
Account value	20,208	22,358	24,880	25,770	26,546
Net amount at risk	10,503	8,438	6,472	5,891	5,345

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	19,124	22,935	30,116	34,901	39,786
Account Values without Auto-Rebalancing Feature	35,397	38,547	41,645	41,975	42,201

Total	54,521	61,482	71,761	76,876	81,987

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,843	1,328	863	800	719
Net Amount at Risk without Auto-Rebalancing Feature	16,093	12,248	8,828	7,798	6,786

Total	17,936	13,576	9,691	8,598	7,505

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
126,345	99,738	Beginning total account value	99,738	102,159	110,950	121,756	126,345
5,605	10,489	Deposits and sales	10,489	3,890	4,789	4,020	5,605
(4,500)	(4,231)	Withdrawals and benefits	(4,231)	(3,803)	(3,287)	(3,117)	(4,500)
3,697	(3,837)	Change in market value, interest credited and interest income	(3,837)	8,704	9,304	3,686	3,697

131,147	102,159	Ending total account value	102,159	110,950	121,756	126,345	131,147

1,105	6,258	Net additions	6,258	87	1,502	903	1,105

		Stable value account values included above	36,601	36,722	35,881	36,243	37,138

		Institutional Investment Products:
51,908	50,491	Beginning total account value	50,491	49,030	49,475	50,137	51,908
1,876	627	Additions (1)	627	2,343	1,329	3,487	1,876
(2,139)	(2,037)	Withdrawals and benefits (2)	(2,037)	(1,272)	(2,523)	(1,985)	(2,139)
799	(152)	Change in market value, interest credited and interest income	(152)	678	1,548	213	799
324	101	Other (3)	101	(1,304)	308	56	324

52,768	49,030	Ending total account value	49,030	49,475	50,137	51,908	52,768

(263)	(1,410)	Net additions (withdrawals)	(1,410)	1,071	(1,194)	1,502	(263)

(1)	Includes $500 million for the three months ended June 30, 2009, representing transfers of externally managed client balances to accounts managed by the company. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(2)	Includes $(317) million, $(171) million and $(411) million for the three months ended September 30, 2009, December 31, 2009 and March 31, 2010, respectively, representing transfers of client balances managed by the Company to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	“Other” activity includes transfers to the Asset Management segment of $(11) million and $(43) million for the three months ended December 31, 2009 and March 31, 2010, respectively. “Other” activity also includes $(500) million, $317 million, $171 million and $411 million for the three months ended June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively, related to transfers discussed above in notes 1 and 2. For the three months ended March 31, 2009 “Other” includes $1,500 million representing collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY). “Other” also includes $(1,015) million and $(507) million for the three months ended March 31, 2009 and June 30, 2009 respectively, representing terminations of affiliated funding agreements utilizing proceeds from the issuances to FHLBNY. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2009				2010
2010	2009			1Q	2Q	3Q	4Q	1Q

			Analysis of revenues by type:
304	239	27%	Asset management fees	239	254	269	287	304
16	(35)	146%	Incentive, transaction, principal investing and commercial mortgage revenues	(35)	1	(13)	(17)	16
59	59	0%	Service, distribution and other revenues	59	87	35	91	59

379	263	44%	Total Asset Management segment revenues	263	342	291	361	379

			Analysis of asset management fees by source:
152	119	28%	Institutional customers	119	126	129	137	152
81	56	45%	Retail customers	56	62	71	79	81
71	64	11%	General account	64	66	69	71	71

304	239	27%	Total asset management fees	239	254	269	287	304

Supplementary Assets Under Management Information (in billions):
	March 31, 2010
	Equity	Fixed Income	Real Estate	Total
Institutional customers	48.8	124.2	20.3	193.3
Retail customers	62.0	25.6	1.4	89.0
General account	3.9	185.1	0.8	189.8

Total	114.7	334.9	22.5	472.1

	March 31, 2009
	Equity	Fixed Income	Real Estate	Total
Institutional customers	35.2	94.6	22.9	152.7
Retail customers	36.5	23.2	1.6	61.3
General account	2.9	168.6	0.8	172.3

Total	74.6	286.4	25.3	386.3

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
151.7	128.5	Beginning assets under management	128.5	120.6	128.9	143.4	151.7
7.2	4.9	Additions	4.9	7.7	10.4	10.8	7.2
(5.7)	(4.6)	Withdrawals	(4.6)	(6.5)	(5.6)	(4.5)	(5.7)
3.6	(7.3)	Change in market value	(7.3)	7.2	9.9	2.1	3.6
(0.6)	(0.9)	Net money market flows	(0.9)	(0.1)	(0.2)	(0.1)	(0.6)

156.2	120.6	Ending assets under management	120.6	128.9	143.4	151.7	156.2
37.1	32.1	Affiliated institutional assets under management	32.1	34.6	36.5	36.7	37.1

193.3	152.7	Total assets managed for institutional customers at end of period	152.7	163.5	179.9	188.4	193.3

1.5	0.3	Net institutional additions, excluding money market activity	0.3	1.2	4.8	6.3	1.5

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
51.1	33.4	Beginning assets under management	33.4	33.5	39.5	47.2	51.1
4.8	3.5	Additions	3.5	4.6	6.1	4.4	4.8
(3.7)	(3.3)	Withdrawals	(3.3)	(2.7)	(3.3)	(3.2)	(3.7)
1.5	(0.7)	Change in market value	(0.7)	4.4	5.1	2.9	1.5
(0.2)	0.6	Net money market flows	0.6	(0.3)	(0.2)	(0.2)	(0.2)

53.5	33.5	Ending assets under management	33.5	39.5	47.2	51.1	53.5
35.5	27.8	Affiliated retail assets under management	27.8	30.8	31.9	33.3	35.5

89.0	61.3	Total assets managed for retail customers at end of period	61.3	70.3	79.1	84.4	89.0

1.1	0.2	Net retail additions, excluding money market activity	0.2	1.9	2.8	1.2	1.1

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2009				2010
2010	2009	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
1,172	1,190	-2%	Premiums	1,190	1,156	1,226	1,165	1,172
375	393	-5%	Policy charges and fee income	393	412	297	407	375
375	353	6%	Net investment income	353	350	361	368	375
76	77	-1%	Asset management fees, commissions and other income	77	88	128	82	76

1,998	2,013	-1%	Total revenues	2,013	2,006	2,012	2,022	1,998

			Benefits and Expenses (1):
1,323	1,276	4%	Insurance and annuity benefits	1,276	1,222	1,326	1,234	1,323
126	119	6%	Interest credited to policyholders’ account balances	119	119	126	128	126
35	51	-31%	Interest expense	51	47	42	41	35
(118)	(125)	6%	Deferral of acquisition costs	(125)	(136)	(143)	(133)	(118)
60	136	-56%	Amortization of acquisition costs	136	74	(98)	96	60
428	423	1%	General and administrative expenses	423	437	452	446	428

1,854	1,880	-1%	Total benefits and expenses	1,880	1,763	1,705	1,812	1,854

144	133	8%	Adjusted operating income before income taxes	133	243	307	210	144

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Three Months Ended March 31, 2010
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance

Revenues (1):
Premiums	1,172	176	996
Policy charges and fee income	375	249	126
Net investment income	375	213	162
Asset management fees, commissions and other income	76	49	27

Total revenues	1,998	687	1,311

Benefits and Expenses (1):
Insurance and annuity benefits	1,323	309	1,014
Interest credited to policyholders’ account balances	126	69	57
Interest expense	35	35	—
Deferral of acquisition costs	(118)	(107)	(11)
Amortization of acquisition costs	60	55	5
General and administrative expenses	428	235	193

Total benefits and expenses	1,854	596	1,258

Adjusted operating income before income taxes	144	91	53

	Three Months Ended March 31, 2009
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance

Revenues (1):
Premiums	1,190	160	1,030
Policy charges and fee income	393	276	117
Net investment income	353	197	156
Asset management fees, commissions and other income	77	47	30

Total revenues	2,013	680	1,333

Benefits and Expenses (1):
Insurance and annuity benefits	1,276	272	1,004
Interest credited to policyholders’ account balances	119	62	57
Interest expense	51	51	—
Deferral of acquisition costs	(125)	(115)	(10)
Amortization of acquisition costs	136	128	8
General and administrative expenses	423	242	181

Total benefits and expenses	1,880	640	1,240

Adjusted operating income before income taxes	133	40	93

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

5	4	Variable life	4	5	3	8	5
20	28	Universal life	28	32	26	27	20
43	52	Term life	52	61	57	56	43

68	84	Total	84	98	86	91	68

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

20	22	Prudential Agents	22	24	22	27	20
48	62	Third party distribution	62	74	64	64	48

68	84	Total	84	98	86	91	68

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
8,081	7,397	Beginning balance	7,397	7,691	7,824	7,914	8,081
382	570	Premiums and deposits	570	474	386	375	382
(184)	(278)	Surrenders and withdrawals	(278)	(240)	(220)	(196)	(184)

198	292	Net sales	292	234	166	179	198
(64)	(34)	Benefit payments	(34)	(32)	(50)	(33)	(64)

134	258	Net flows	258	202	116	146	134
48	81	Interest credited and other	81	(64)	11	50	48
58	45	Net transfers from separate account	45	85	53	63	58
(93)	(90)	Policy charges	(90)	(90)	(90)	(92)	(93)

8,228	7,691	Ending balance	7,691	7,824	7,914	8,081	8,228

		Separate Account Liabilities:
15,692	12,848	Beginning balance	12,848	12,110	13,450	14,972	15,692
235	315	Premiums and deposits	315	261	268	329	235
(142)	(328)	Surrenders and withdrawals	(328)	(216)	(139)	(165)	(142)

93	(13)	Net sales (redemptions)	(13)	45	129	164	93
(8)	(2)	Benefit payments	(2)	(18)	(11)	(8)	(8)

85	(15)	Net flows	(15)	27	118	156	85
609	(500)	Change in market value, interest credited and other	(500)	1,574	1,633	802	609
(58)	(45)	Net transfers to general account	(45)	(85)	(53)	(63)	(58)
(173)	(178)	Policy charges	(178)	(176)	(176)	(175)	(173)

16,155	12,110	Ending balance	12,110	13,450	14,972	15,692	16,155

		FACE AMOUNT IN FORCE (3):

		Variable life	124,600	123,419	122,955	122,091	121,090
		Universal life	30,537	32,315	33,711	34,984	35,622
		Term life	386,218	402,459	417,100	431,831	440,915

		Total	541,355	558,193	573,766	588,906	597,627

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		Individual Life Insurance:

		Policy Surrender Experience:
170	256	Cash value of surrenders	256	236	173	190	170
3.0%	5.5%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	5.5%	5.0%	3.4%	3.5%	3.0%

		Death benefits per $1,000 of in force (1):
4.98	4.71	Variable and universal life	4.71	3.83	3.72	3.30	4.98
1.11	1.14	Term life	1.14	1.10	0.75	0.81	1.11
2.98	3.14	Total, Individual Life Insurance	3.14	2.54	2.32	1.98	2.98

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
257	210	Group life	210	35	53	41	257
89	134	Group disability (1)	134	26	57	21	89

346	344	Total	344	61	110	62	346

		Future Policy Benefits (2):
		Group life	2,169	2,176	2,141	2,282	2,198
		Group disability (1)	1,015	1,059	1,132	1,176	1,276

		Total	3,184	3,235	3,273	3,458	3,474

		Policyholders’ Account Balances (2):
		Group life	6,033	6,160	6,343	6,506	6,560
		Group disability (1)	159	168	172	185	171

		Total	6,192	6,328	6,515	6,691	6,731

		Separate Account Liabilities (2):
		Group life	20,315	19,141	18,083	18,408	19,038
		Group disability (1)	—	—	—	—	—

		Total	20,315	19,141	18,083	18,408	19,038

		Group Life Insurance:
936	920	Gross premiums, policy charges and fee income (3)	920	915	889	877	936
841	857	Earned premiums, policy charges and fee income	857	849	873	835	841
91.7%	88.0%	Benefits ratio	88.0%	87.3%	89.8%	88.6%	91.7%
8.8%	8.8%	Administrative operating expense ratio	8.8%	8.7%	9.1%	9.4%	8.8%
		Persistency ratio	95.8%	95.6%	94.7%	94.3%	93.0%

		Group Disability Insurance (1):
285	297	Gross premiums, policy charges and fee income (3)	297	271	303	274	285
281	290	Earned premiums, policy charges and fee income	290	271	291	269	281
86.5%	86.2%	Benefits ratio	86.2%	85.6%	93.5%	90.3%	86.5%
21.4%	17.9%	Administrative operating expense ratio	17.9%	18.1%	17.5%	20.1%	21.4%
		Persistency ratio	94.5%	93.6%	92.3%	90.9%	95.7%

(1)	Group disability amounts include long-term care products.
(2)	As of end of period.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		DEFERRED POLICY ACQUISITION COSTS
		INDIVIDUAL ANNUITIES:
2,449	2,329	Beginning balance	2,329	1,580	1,943	2,111	2,449
253	132	Capitalization	132	197	327	297	253
(137)	(862)	Amortization - operating results	(862)	355	(11)	13	(137)
1	2	Amortization - realized investment gains and losses	2	11	10	—	1
(34)	(21)	Impact of unrealized (gains) or losses on AFS securities	(21)	(200)	(158)	28	(34)

2,532	1,580	Ending balance	1,580	1,943	2,111	2,449	2,532

		INDIVIDUAL LIFE INSURANCE:
4,179	4,226	Beginning balance	4,226	4,270	4,142	4,150	4,179
107	115	Capitalization	115	128	124	124	107
(55)	(128)	Amortization - operating results	(128)	(69)	102	(91)	(55)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(53)	57	Impact of unrealized (gains) or losses on AFS securities	57	(187)	(218)	(4)	(53)

4,178	4,270	Ending balance	4,270	4,142	4,150	4,179	4,178

		GROUP INSURANCE:
371	347	Beginning balance	347	349	352	367	371
11	10	Capitalization	10	8	19	9	11
(5)	(8)	Amortization - operating results	(8)	(5)	(4)	(5)	(5)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

377	349	Ending balance	349	352	367	371	377

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,117	1,023	Beginning balance	1,023	807	983	1,016	1,117
110	66	Capitalization	66	82	130	113	110
(93)	(281)	Amortization - operating results	(281)	84	(15)	(9)	(93)
3	(1)	Amortization - realized investment gains and losses	(1)	10	10	5	3
—	—	Impact of unrealized (gains) or losses on AFS securities	—	—	(92)	(8)	—
—	—	Other	—	—	—	—	—

1,137	807	Ending balance	807	983	1,016	1,117	1,137

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Year-to-date		%		2009				2010
2010	2009	Change		1Q	2Q	3Q	4Q	1Q

			Revenues (1):
2,217	1,899	17%	Premiums	1,899	1,911	2,015	2,053	2,217
95	99	-4%	Policy charges and fee income	99	91	90	94	95
583	529	10%	Net investment income	529	506	563	564	583
99	85	16%	Asset management fees, commissions and other income	85	101	74	93	99

2,994	2,612	15%	Total revenues	2,612	2,609	2,742	2,804	2,994

			Benefits and Expenses (1):
1,770	1,501	18%	Insurance and annuity benefits	1,501	1,465	1,572	1,601	1,770
134	119	13%	Interest credited to policyholders’ account balances	119	110	123	128	134
1	1	0%	Interest expense	1	1	1	1	1
(339)	(309)	-10%	Deferral of acquisition costs	(309)	(299)	(302)	(338)	(339)
215	202	6%	Amortization of acquisition costs	202	214	175	207	215
717	666	8%	General and administrative expenses	666	642	666	750	717

2,498	2,180	15%	Total benefits and expenses	2,180	2,133	2,235	2,349	2,498

496	432	15%	Adjusted operating income before income taxes	432	476	507	455	496

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

	Three Months Ended March 31, 2010
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	2,217	1,448	769	—
Policy charges and fee income	95	76	19	—
Net investment income	583	299	283	1
Asset management fees, commissions and other income	99	10	9	80

Total revenues	2,994	1,833	1,080	81

Benefits and Expenses (1):
Insurance and annuity benefits	1,770	1,163	607	—
Interest credited to policyholders’ account balances	134	53	81	—
Interest expense	1	1	—	—
Deferral of acquisition costs	(339)	(234)	(105)	—
Amortization of acquisition costs	215	146	69	—
General and administrative expenses	717	377	271	69

Total benefits and expenses	2,498	1,506	923	69

Adjusted operating income before income taxes	496	327	157	12

	Three Months Ended March 31, 2009
	Total International Insurance & Investments Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life	International Investments
Revenues (1):
Premiums	1,899	1,285	614	—
Policy charges and fee income	99	78	21	—
Net investment income	529	254	272	3
Asset management fees, commissions and other income	85	25	(12)	72

Total revenues	2,612	1,642	895	75

Benefits and Expenses (1):
Insurance and annuity benefits	1,501	1,018	483	—
Interest credited to policyholders’ account balances	119	48	71	—
Interest expense	1	3	(2)	—
Deferral of acquisition costs	(309)	(219)	(90)	—
Amortization of acquisition costs	202	138	64	—
General and administrative expenses	666	360	238	68

Total benefits and expenses	2,180	1,348	764	68

Adjusted operating income before income taxes	432	294	131	7

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

INTERNATIONAL INSURANCE SEGMENT - SUPPLEMENTARY INCOME STATEMENT INFORMATION

(Yen and Dollars in millions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		Japanese Yen Basis Results:
		Revenues (1):
¥129,732	¥124,975	Japanese insurance operations excluding Gibraltar Life	¥124,975	¥114,650	¥114,616	¥113,194	¥129,732
100,702	84,867	Gibraltar Life	84,867	99,223	105,163	96,669	100,702

230,434	209,842	Total revenues, Japan, yen basis	209,842	213,873	219,779	209,863	230,434

		Benefits and Expenses (1):
103,872	101,197	Japanese insurance operations excluding Gibraltar Life	101,197	88,419	88,816	91,149	103,872
84,079	70,551	Gibraltar Life	70,551	82,573	84,509	82,300	84,079

187,951	171,748	Total benefits and expenses, Japan, yen basis	171,748	170,992	173,325	173,449	187,951

		Adjusted operating income (2):
25,860	23,778	Japanese insurance operations excluding Gibraltar Life	23,778	26,231	25,800	22,045	25,860
16,623	14,316	Gibraltar Life	14,316	16,650	20,654	14,369	16,623

¥42,483	¥38,094	Total adjusted operating income, Japan, yen basis	¥38,094	¥42,881	¥46,454	¥36,414	¥42,483

		U.S. Dollar adjusted operating income (3):
$270	$237	Japanese insurance operations excluding Gibraltar Life	$237	$257	$254	$226	$270
157	131	Gibraltar Life	131	150	190	151	157

427	368	Total adjusted operating income, Japan, U.S. dollar basis	368	407	444	377	427
57	57	All other countries (4)	57	58	56	76	57

$484	$425	Total adjusted operating income, International Insurance segment, U.S. dollar basis	$425	$465	$500	$453	$484

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.
(2)	Adjusted operating income on yen basis excludes impact of currency hedging.
(3)	U.S. dollar adjusted operating income includes impact of currency hedging.
(4)	Results include corporate management and development expenses incurred in the U.S. related to Japanese Insurance operations excluding Gibraltar Life.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2009				2010
2010	2009		1Q	2Q	3Q	4Q	1Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
1,180	1,084	Japan, excluding Gibraltar Life	1,084	963	980	1,019	1,180
788	635	Gibraltar Life	635	731	802	771	788
344	279	All other countries	279	308	323	357	344

2,312	1,998	Total	1,998	2,002	2,105	2,147	2,312

		Annualized new business premiums:
184	173	Japan, excluding Gibraltar Life	173	122	138	144	184
163	113	Gibraltar Life	113	147	149	159	163
64	47	All other countries	47	59	67	83	64

411	333	Total	333	328	354	386	411

		Annualized new business premiums by distribution channel:
248	220	Life Planners	220	181	205	227	248
107	92	Gibraltar Life Advisors	92	122	111	111	107
56	21	Banks	21	25	38	48	56

411	333	Total	333	328	354	386	411

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
1,106	1,043	Japan, excluding Gibraltar Life	1,043	951	938	945	1,106
721	585	Gibraltar Life	585	721	771	703	720
366	359	All other countries	359	359	365	385	366

2,193	1,987	Total	1,987	2,031	2,074	2,033	2,192

		Annualized new business premiums:
174	169	Japan, excluding Gibraltar Life	169	120	132	135	174
155	108	Gibraltar Life	108	149	149	151	155
67	60	All other countries	60	66	76	89	67

396	337	Total	337	335	357	375	396

		Annualized new business premiums by distribution channel:
241	229	Life Planners	229	186	208	224	241
100	87	Gibraltar Life Advisors	87	124	110	104	100
55	21	Banks	21	25	39	47	55

396	337	Total	337	335	357	375	396

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 99 per U.S. dollar; Korean won 1040 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2009				2010
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	266	267	269	270	273
Gibraltar Life	195	193	198	198	197
All other countries	102	103	104	106	106

Total	563	563	571	574	576

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,353	2,373	2,400	2,425	2,462
Gibraltar Life	3,787	3,760	3,894	3,897	3,892
All other countries	1,359	1,375	1,402	1,434	1,450

Total	7,499	7,508	7,696	7,756	7,804

International life insurance policy persistency:

Excluding Gibraltar Life:
13 months	92.2%	91.8%	91.5%	91.6%	91.6%
25 months	85.0%	84.7%	84.2%	84.6%	84.4%

Gibraltar Life:
13 months	91.2%	91.2%	91.1%	91.6%	92.0%
25 months	83.4%	83.1%	83.2%	83.6%	83.8%

Number of Life Planners at end of period:
Japan	3,078	2,987	3,043	3,094	3,150
All other countries	3,319	3,388	3,441	3,515	3,499

Total life planners	6,397	6,375	6,484	6,609	6,649

Gibraltar Life Advisors	6,170	6,376	6,060	6,398	5,971

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 99 per U.S. dollar; Korean won 1040 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2010				December 31, 2009
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available for sale, at fair value	144,141	29,838	114,303	58.6%	140,805	29,537	111,268	58.4%
Public, held to maturity, at amortized cost	3,903	—	3,903	2.0%	4,009	—	4,009	2.1%
Private, available for sale, at fair value	34,273	13,820	20,453	10.5%	32,418	12,994	19,424	10.2%
Private, held to maturity, at amortized cost	1,113	—	1,113	0.6%	1,111	—	1,111	0.6%
Trading account assets supporting insurance liabilities, at fair value	16,683	—	16,683	8.5%	16,020	—	16,020	8.4%
Other trading account assets, at fair value	1,465	149	1,316	0.7%	1,783	167	1,616	0.8%
Equity securities, available for sale, at fair value	7,076	3,264	3,812	1.9%	6,883	3,085	3,798	2.0%
Commercial mortgage and other loans	29,201	8,203	20,998	10.8%	29,644	8,363	21,281	11.2%
Policy loans	10,223	5,398	4,825	2.5%	10,146	5,418	4,728	2.5%
Other long-term investments (1)	4,438	1,620	2,818	1.4%	4,356	1,545	2,811	1.5%
Short-term investments (2)	6,000	1,098	4,902	2.5%	5,640	1,338	4,302	2.3%

Subtotal (3)	258,516	63,390	195,126	100.0%	252,815	62,447	190,368	100.0%

Invested assets of other entities and operations (4)	7,959	—	7,959		7,737	—	7,737

Total investments	266,475	63,390	203,085		260,552	62,447	198,105

Fixed Maturities by Credit Quality (3):

		March 31, 2010					December 31, 2009
		Financial Services Businesses					Financial Services Businesses
		Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (5)
1		96,854	3,996	1,587	99,263	83.9%	94,368	3,767	1,845	96,290	83.5%
2		14,625	811	625	14,811	12.5%	14,682	699	790	14,591	12.7%

	Subtotal - High or Highest Quality Securities (6)	111,479	4,807	2,212	114,074	96.4%	109,050	4,466	2,635	110,881	96.2%

3		2,605	61	256	2,410	2.0%	2,743	44	314	2,473	2.1%
4		1,605	25	367	1,263	1.1%	1,657	22	345	1,334	1.2%
5		552	29	158	423	0.4%	685	19	202	502	0.4%
6		134	17	61	90	0.1%	197	25	69	153	0.1%

	Subtotal - Other Securities	4,896	132	842	4,186	3.6%	5,282	110	930	4,462	3.8%

	Total	116,375	4,939	3,054	118,260	100.0%	114,332	4,576	3,565	115,343	100.0%

Private Fixed Maturities:
NAIC Rating (5)
1		5,968	350	103	6,215	28.8%	5,795	259	121	5,933	28.9%
2		11,158	695	313	11,540	53.5%	10,485	452	379	10,558	51.4%

	Subtotal - High or Highest Quality Securities (6)	17,126	1,045	416	17,755	82.3%	16,280	711	500	16,491	80.3%

3		2,134	95	88	2,141	9.9%	2,292	52	131	2,213	10.8%
4		1,041	22	96	967	4.5%	1,193	18	118	1,093	5.3%
5		448	10	25	433	2.0%	482	6	36	452	2.2%
6		284	20	23	281	1.3%	313	24	39	298	1.4%

	Subtotal - Other Securities	3,907	147	232	3,822	17.7%	4,280	100	324	4,056	19.7%

	Total	21,033	1,192	648	21,577	100.0%	20,560	811	824	20,547	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Short-term investments have virtually no sub-prime exposure.
(3)	Excludes (i) assets of our securities brokerage, trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(4)	Includes invested assets of brokerage, trading, banking operations, real estate and relocation services, and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(5)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2010 and December 31, 2009, respectively, 182 securities with amortized cost of $1,651 million (fair value $1,702 million) and 157 securities with amortized cost of $1,294 million (fair value, $1,299 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.
(6)	As a result of the NAIC rating methodology for non-agency residential mortgage-backed securities, may include certain securities rated BB and below by external rating agencies as of March 31, 2010 and December 31, 2009.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2010		December 31, 2009
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations:
Fixed maturities:
Public, available for sale, at fair value	50,724	73.0%	50,476	73.0%
Public, held to maturity, at amortized cost	3,903	5.6%	4,009	5.8%
Private, available for sale, at fair value	2,869	4.1%	2,692	3.9%
Private, held to maturity, at amortized cost	1,113	1.6%	1,111	1.6%
Trading account assets supporting insurance liabilities, at fair value	1,290	1.9%	1,236	1.8%
Other trading account assets, at fair value	769	1.1%	804	1.2%
Equity securities, available for sale, at fair value	1,504	2.2%	1,508	2.2%
Commercial mortgage and other loans	3,679	5.3%	3,675	5.3%
Policy loans	1,782	2.6%	1,760	2.5%
Other long-term investments (1)	1,558	2.2%	1,524	2.2%
Short-term investments	273	0.4%	313	0.5%

Total	69,464	100.0%	69,108	100.0%

	March 31, 2010		December 31, 2009
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available for sale, at fair value	63,579	50.6%	60,792	50.1%
Public, held to maturity, at amortized cost	—	0.0%	—	0.0%
Private, available for sale, at fair value	17,584	14.0%	16,732	13.8%
Private, held to maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	15,393	12.3%	14,784	12.2%
Other trading account assets, at fair value	547	0.4%	812	0.7%
Equity securities, available for sale, at fair value	2,308	1.8%	2,290	1.9%
Commercial mortgage and other loans	17,319	13.8%	17,606	14.5%
Policy loans	3,043	2.4%	2,968	2.4%
Other long-term investments (1)	1,260	1.0%	1,287	1.1%
Short-term investments	4,629	3.7%	3,989	3.3%

Total	125,662	100.0%	121,260	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.
(2)	Excludes (i) assets of our securities brokerage, securities trading, banking operations and real estate and relocation services, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Three Months Ended March 31
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	4.27%	1,437	(238)	4.62%	1,445	(236)
Equity securities	6.31%	53	(10)	5.61%	57	(265)
Commercial mortgage and other loans	5.60%	230	18	5.64%	242	(49)
Policy loans	4.77%	57	—	4.99%	53	—
Short-term investments and cash equivalents	0.26%	8	—	0.98%	29	—
Other investments	3.77%	40	363	4.52%	45	1,175

Gross investment income before investment expenses	4.25%	1,825	133	4.51%	1,871	625
Investment expenses	-0.14%	(50)	—	-0.16%	(54)	—

Subtotal	4.11%	1,775	133	4.35%	1,817	625

Investment results of other entities and operations (2)		299	(18)		245	(52)
Less, investment income related to adjusted operating income reconciling items		1			(4)

Total		2,075	115		2,058	573

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Includes investment income of securities brokerage, securities trading, banking operations, real estate and relocation services, commercial loans, discontinued real estate operations, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.75%	405	(222)	2.98%	368	(15)
Equity securities	2.76%	11	(60)	3.06%	18	(174)
Commercial mortgage and other loans	4.56%	42	1	4.87%	41	2
Policy loans	3.74%	16	—	3.95%	15	—
Short-term investments and cash equivalents	0.33%	1	—	1.01%	4	—
Other investments	5.50%	32	24	6.40%	37	(221)

Gross investment income before investment expenses	2.91%	507	(257)	3.19%	483	(408)
Investment expenses	-0.15%	(26)	—	-0.18%	(29)	—

Total	2.76%	481	(257)	3.01%	454	(408)

(1)	Yields are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2010			2009
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.46%	1,032	(16)	5.68%	1,077	(221)
Equity securities	9.36%	42	50	9.01%	39	(91)
Commercial mortgage and other loans	5.90%	188	17	5.82%	201	(51)
Policy loans	5.38%	41	—	5.56%	38	—
Short-term investments and cash equivalents	0.25%	7	—	0.97%	25	—
Other investments	1.72%	8	339	1.85%	8	1,396

Gross investment income before investment expenses	4.97%	1,318	390	5.28%	1,388	1,033
Investment expenses	-0.13%	(24)	—	-0.15%	(25)	—

Total	4.84%	1,294	390	5.13%	1,363	1,033

(1)	Excludes assets of our securities brokerage, securities trading, and banking operations, real estate and relocation services, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet.
(2)	Yields are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior periods yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2008				2009
2007	2006		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
1,905	1,646	U.S. Retirement Solutions and Investment Management Division	358	485	(182)	(975)	175	564	314	215
908	774	U.S. Individual Life and Group Insurance Division	186	183	339	78	133	243	307	210
1,741	1,506	International Insurance and Investments Division	420	466	487	14	432	476	507	455
(135)	(7)	Corporate and other operations	(51)	(20)	(40)	(299)	(175)	(168)	(207)	(205)

4,419	3,919	Total pre-tax adjusted operating income (loss)	913	1,114	604	(1,182)	565	1,115	921	675
1,226	1,062	Income taxes, applicable to adjusted operating income	235	279	182	(304)	138	306	198	185

3,193	2,857	Financial Services Businesses after-tax adjusted operating income (loss)	678	835	422	(878)	427	809	723	490

		Reconciling items:
(102)	85	Realized investment gains (losses), net, and related charges and adjustments	(689)	(496)	(567)	(516)	(663)	(868)	(226)	44
—	35	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(262)	(123)	(534)	(815)	145	686	694	76
13	11	Change in experience-rated contractholder liabilities due to asset value changes	200	94	388	481	(45)	(347)	(458)	(49)
274	151	Divested businesses	(67)	10	(219)	(230)	(32)	(24)	25	2,162
(354)	(304)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(36)	(32)	213	509	3	14	(92)	(2,289)

(169)	(22)	Total reconciling items, before income taxes	(854)	(547)	(719)	(571)	(592)	(539)	(57)	(56)
(118)	31	Income taxes, not applicable to adjusted operating income	(196)	(249)	(290)	(167)	(151)	(258)	(343)	64

(51)	(53)	Total reconciling items, after income taxes	(658)	(298)	(429)	(404)	(441)	(281)	286	(120)

3,142	2,804	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	20	537	(7)	(1,282)	(14)	528	1,009	370
201	190	Equity in earnings of operating joint ventures, net of taxes and earnings from continuing operations attributable to noncontrolling interests	19	16	(134)	(384)	5	(12)	81	1,483

3,343	2,994	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	39	553	(141)	(1,666)	(9)	516	1,090	1,853
45	18	Earnings from continuing operations attributable to noncontrolling interests	24	8	5	(1)	(11)	17	(50)	10

3,388	3,012	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	63	561	(136)	(1,667)	(20)	533	1,040	1,863
127	114	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	29	13	23	10	4	22	—	(65)
22	7	Income (loss) from discontinued operations, net of taxes, attributable to noncontrolling interests.	—	—	—	—	—	—	—	—

3,537	3,133	Net income (loss) of Financial Services Businesses	92	574	(113)	(1,657)	(16)	555	1,040	1,798
67	25	Less: Income (loss) attributable to noncontrolling interests	24	8	5	(1)	(11)	17	(50)	10

3,470	3,108	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	68	566	(118)	(1,656)	(5)	538	1,090	1,788

14.87%	13.98%	Operating Return on Average Equity (based on adjusted operating income)	12.11%	15.14%	7.88%	-16.58%	8.71%	15.33%	12.68%	8.09%

		Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
3,470	3,108	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	68	566	(118)	(1,656)	(5)	538	1,090	1,788
192	284	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	(8)	15	(58)	74	19	(375)	(8)	77

3,662	3,392	Consolidated net income (loss) attributable to Prudential Financial, Inc.	60	581	(176)	(1,582)	14	163	1,082	1,865

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2008				2009
2007	2006		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
		Earnings per share of Common Stock (diluted): (1)
6.92	5.90	Financial Services Businesses after-tax adjusted operating income (loss)	1.54	1.93	1.00	(2.04)	1.03	1.87	1.57	1.06

		Reconciling items:
(0.22)	0.17	Realized investment gains (losses), net, and related charges and adjustments	(1.54)	(1.14)	(1.32)	(1.22)	(1.57)	(2.00)	(0.49)	0.09
—	0.07	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.59)	(0.28)	(1.25)	(1.93)	0.34	1.58	1.49	0.16
0.03	0.02	Change in experience-rated contractholder liabilities due to asset value changes	0.45	0.22	0.91	1.14	(0.11)	(0.80)	(0.99)	(0.10)
0.59	0.31	Divested businesses	(0.15)	0.02	(0.51)	(0.55)	(0.08)	(0.06)	0.05	4.60
—	—	Difference in earnings allocated to participating unvested share-based payment awards	0.01	—	—	—	0.01	0.01	—	(0.03)

0.40	0.57	Total reconciling items, before income taxes	(1.82)	(1.18)	(2.17)	(2.56)	(1.41)	(1.27)	0.06	4.72
0.08	0.29	Income taxes, not applicable to adjusted operating income	(0.39)	(0.54)	(0.86)	(0.69)	(0.38)	(0.60)	(0.72)	1.86

0.32	0.28	Total reconciling items, after income taxes	(1.43)	(0.64)	(1.31)	(1.87)	(1.03)	(0.67)	0.78	2.86

7.24	6.18	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	0.11	1.29	(0.31)	(3.91)	—	1.20	2.35	3.92
0.27	0.23	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	0.07	0.03	0.06	0.02	0.01	0.05	—	(0.14)

7.51	6.41	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	0.18	1.32	(0.25)	(3.89)	0.01	1.25	2.35	3.78

459.8	484.2	Weighted average number of outstanding Common shares (basic)	442.1	431.9	423.8	421.3	422.1	432.9	461.2	461.8
466.2	491.4	Weighted average number of outstanding Common shares (diluted)	446.9	436.5	428.0	423.0	423.2	434.3	464.6	470.3

53	68	Direct equity adjustments for earnings per share calculation	12	14	10	19	11	11	12	9
—	—	Earnings related to interest, net of tax, on exchangeable surplus notes	—	—	—	—	—	—	1	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
21	24	Financial Services Businesses after-tax adjusted operating income	4	5	3	1	4	10	8	6
22	26	Income from continuing operations (after-tax) of Financial Services Businesses	—	4	—	1	—	6	12	21

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended September 30, 2008 and December 31, 2008 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment. Diluted share count used in the diluted earnings per share calculation for non-GAAP measures is equal to the weighted average basic common shares for the three months ended December 31, 2008 as all potential common shares are anti-dilutive due to the adjusted operating loss available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2008				2009
2007	2006		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
		Revenues (1):
10,794	10,287	Premiums	3,102	2,961	2,798	2,997	3,261	3,320	3,361	3,352
3,122	2,649	Policy charges and fee income	824	809	709	781	734	766	693	840
8,177	7,583	Net investment income	2,103	2,141	2,071	2,095	2,058	2,049	2,051	2,055
4,070	3,451	Asset management fees, commissions and other income	832	890	725	(33)	1,914	167	462	509

26,163	23,970	Total revenues	6,861	6,801	6,303	5,840	7,967	6,302	6,567	6,756

		Benefits and Expenses (1):
10,829	10,423	Insurance and annuity benefits	3,082	2,944	3,040	3,472	3,464	2,928	3,115	3,202
3,094	2,790	Interest credited to policyholders’ account balances	806	803	853	881	1,086	725	831	818
1,186	1,002	Interest expense	298	246	287	303	247	238	229	241
(2,248)	(2,037)	Deferral of acquisition costs	(588)	(588)	(559)	(567)	(578)	(641)	(782)	(768)
935	670	Amortization of acquisition costs	338	315	238	512	1,205	(70)	102	285
7,948	7,203	General and administrative expenses	2,012	1,967	1,840	2,421	1,978	2,007	2,151	2,303

21,744	20,051	Total benefits and expenses	5,948	5,687	5,699	7,022	7,402	5,187	5,646	6,081

4,419	3,919	Adjusted operating income (loss) before income taxes	913	1,114	604	(1,182)	565	1,115	921	675

		Reconciling items:
(50)	68	Realized investment gains (losses), net, and related adjustments	(676)	(537)	(584)	(516)	(707)	(863)	(175)	120
(52)	17	Related charges	(13)	41	17	—	44	(5)	(51)	(76)

(102)	85	Total realized investment gains (losses), net, and related charges and adjustments	(689)	(496)	(567)	(516)	(663)	(868)	(226)	44

—	35	Investment gains on trading account assets supporting insurance liabilities, net	(262)	(123)	(534)	(815)	145	686	694	76
13	11	Change in experience-rated contractholder liabilities due to asset value changes	200	94	388	481	(45)	(347)	(458)	(49)
274	151	Divested businesses	(67)	10	(219)	(230)	(32)	(24)	25	2,162
(354)	(304)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(36)	(32)	213	509	3	14	(92)	(2,289)

(169)	(22)	Total reconciling items, before income taxes	(854)	(547)	(719)	(571)	(592)	(539)	(57)	(56)

4,250	3,897	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	59	567	(115)	(1,753)	(27)	576	864	619
1,108	1,093	Income tax expense (benefit)	39	30	(108)	(471)	(13)	48	(145)	249

3,142	2,804	Income (loss) from continuing operations before equity in earnings of operating joint ventures	20	537	(7)	(1,282)	(14)	528	1,009	370

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE AND INVESTMENTS DIVISION

(in millions)

Years ended December 31			2008				2009
2007	2006		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
		Revenues (1):
6,192	5,946	Premiums	1,772	1,736	1,627	1,698	1,899	1,911	2,015	2,053
293	286	Policy charges and fee income	87	82	83	90	99	91	90	94
1,619	1,411	Net investment income	454	500	509	523	529	506	563	564
602	449	Asset management fees, commissions and other income	128	111	115	(237)	85	101	74	93

8,706	8,092	Total revenues	2,441	2,429	2,334	2,074	2,612	2,609	2,742	2,804

		Benefits and Expenses (1):
4,907	4,682	Insurance and annuity benefits	1,413	1,360	1,279	1,325	1,501	1,465	1,572	1,601
330	251	Interest credited to policyholders’ account balances	100	101	106	109	119	110	123	128
19	10	Interest expense	2	3	1	2	1	1	1	1
(1,057)	(1,007)	Deferral of acquisition costs	(294)	(299)	(281)	(299)	(309)	(299)	(302)	(338)
486	454	Amortization of acquisition costs	160	152	144	182	202	214	175	207
2,280	2,196	General and administrative expenses	640	646	598	741	666	642	666	750

6,965	6,586	Total benefits and expenses	2,021	1,963	1,847	2,060	2,180	2,133	2,235	2,349

1,741	1,506	Adjusted operating income before income taxes	420	466	487	14	432	476	507	455

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INVESTMENTS SEGMENT

(in millions)

Years ended December 31			2008				2009
2007	2006		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
		Revenues (1):
—	—	Premiums	—	—	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—	—	—
11	17	Net investment income	6	8	7	8	3	—	1	—
437	340	Asset management fees, commissions and other income	110	92	101	(239)	72	76	73	76

448	357	Total revenues	116	100	108	(231)	75	76	74	76

		Benefits and Expenses (1):
—	—	Insurance and annuity benefits	—	—	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—	—
6	1	Interest expense	1	1	1	—	—	—	—	—
—	—	Deferral of acquisition costs	—	—	—	—	—	—	—	—
—	—	Amortization of acquisition costs	—	—	—	—	—	—	—	—
299	278	General and administrative expenses	108	86	80	176	68	65	67	74

305	279	Total benefits and expenses	109	87	81	176	68	65	67	74

143	78	Adjusted operating income (loss) before income taxes	7	13	27	(407)	7	11	7	2

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2008				2009
2007	2006		1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
		Revenues (1):
(9)	(19)	Premiums	(4)	(2)	(3)	(1)	(3)	(8)	2	(2)
(29)	(29)	Policy charges and fee income	(1)	(6)	(18)	(6)	(7)	(6)	(7)	(19)
759	790	Net investment income	181	143	141	114	30	79	63	69
(195)	(107)	Asset management fees, commissions and other income	(81)	(50)	(56)	(67)	(41)	(65)	(61)	(56)

526	635	Total revenues	95	85	64	40	(21)	—	(3)	(8)

		Benefits and Expenses (1):
39	44	Insurance and annuity benefits	22	18	32	123	45	(16)	7	7
(126)	(77)	Interest credited to policyholders’ account balances	(43)	(46)	(51)	(52)	(47)	(31)	(22)	(21)
661	615	Interest expense	178	142	181	185	170	174	172	186
51	64	Deferral of acquisition costs	15	16	9	6	5	11	10	13
(47)	(43)	Amortization of acquisition costs	(10)	(8)	(9)	(18)	(11)	(7)	1	(15)
83	39	General and administrative expenses	(16)	(17)	(58)	95	(8)	37	36	27

661	642	Total benefits and expenses	146	105	104	339	154	168	204	197

(135)	(7)	Adjusted operating loss before income taxes	(51)	(20)	(40)	(299)	(175)	(168)	(207)	(205)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Realized investment gains and losses from products that are free standing derivatives or contain embedded derivatives, and from associated derivative portfolios that are part of an economic hedging program related to the risk of those products, are included in adjusted operating income. Adjusted operating income excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged, as well as gains and losses on certain investments that are classified as other trading account assets and debt that is carried at fair value.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include long-term care products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios, real estate, and real estate related investments held in consolidated joint ventures, as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Securities Business Related:

Debt issued to finance primarily the liquidity of our broker-dealers, and our capital markets and other securities business related operations including our discontinued commercial mortgage conduit related activities.

10. Borrowings - Specified Other Businesses:

Borrowings associated with consumer banking activities, the individual annuity business, real estate franchises, and relocation services.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

KEY DEFINITIONS AND FORMULAS

11. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

14. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life Advisors:

Insurance representatives for Gibraltar Life.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors. Excludes Life Planners associated with discontinued Philippine operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension/postretirement benefits.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 8.79% for the three months ended March 31, 2010, 31.43% for the three months ended December 31, 2009, 21.03% for the three months ended September 30, 2009, 12.76% for the three months ended June 30, 2009 and 0.06% for the three months ended March 31, 2009.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Agents:

Insurance agents in our insurance operations in the United States.

29. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Ratio of capital debt to total capitalization:

For the purposes of this ratio, we measure “debt” as the sum of senior debt supporting capital needs and 25% of Junior Subordinated Notes supporting capital needs, and we measure “total capitalization” as the sum of senior debt supporting capital needs, 100% of Junior Subordinated Notes supporting capital needs, and attributed equity of the Financial Services Businesses excluding accumulated other comprehensive income related to unrealized gains and losses on investments and pension / postretirement benefits.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2010

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 5, 2010

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	A2	NR

CREDIT RATINGS:
as of May 5, 2010

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BB+

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:
Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.